Amedisys and Compassionate Care Hospice Exhibit 99.2

This presentation includes forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. The use of words such as “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements. These forward-looking statements and all projections in this presentation are subject to risks and uncertainties and are based on the beliefs, estimates and assumptions of management and information currently available to management, which, though considered reasonable by the Company, are inherently subject to significant business, economic and competitive uncertainties beyond the Company’s control. There can be no assurance that the projected results can be realized, and actual results may differ materially from a conclusion, forecast or projection in the forward-looking information. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements and the projections are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings. Forward-looking statements

AMEDISYS TO ACQUIRE COMPASSIONATE CARE HOSPICE

Deal Summary

amedisys + Compassionate Care Hospice
Committed to Quality of Life

Overview

- Amedisys signs definitive agreement to acquire Compassionate Care Hospice
  - 100% stock purchase
- Compassionate Care Hospice:
  - Founded in 1993
  - 100% founder owned
  - **Average Daily Census: 3,300**
  - Revenue: $188M
  - **Adj. EBITDA: $27M**
  - Care Centers: 53
  - States: 24
- Proforma for acquisitions, AMED becomes the **3rd largest hospice provider in America**
- Adds 12 new states to AMED hospice organization

Metrics

- **$340M gross price (12.6x)**
- **$290M net price (10.7x)**
  - Net of $50M dollar for dollar payment related to tax asset and working capital
- **Synergized Multiple: 8.0x**
  - ~$10M in synergies
- Overlap: Minimal overlap ~10% of ADC
- Balance sheet remains very flexible for continued inorganic growth opportunities:
  - **Initial leverage ratio: ~1.5x**
  - Proforma company will have significant cash generation

Integration

- Conversion to HCHB to begin day 1 and projected to take ~180 days
  - Expected to see integration and HCHB implementation disruption during 1Q'19 and 2Q'19
- **AMED will invest in the business during 2019** to grow low ADC care centers and expand margin in large care centers
  - Adding sales resources to accelerate growth in 2H'19 and 2020
  - Retention packages for key employees
  - Care center staffing model and regional infrastructure
- Expect significant margin improvement throughout 2020
  - **2021 expect margin profile similar to AMED hospice**

Timing

- Transaction subject to customary regulatory approval
- **Target closing: Feb 2019**

3

Footprint Proforma company: 474 total care centers in 38 states and the District of Columbia Total Amedisys (post-closing) States 38 & District of Columbia Care Centers Total: 474 Employees ~20,700

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”): Reconciliation of non-gaap financial measures to GAAp measures For the Twelve Months Ended May 31, 2018 (Amounts in thousands) (Unaudited) Net income attributable to Compassionate Care Hospice $ 21,265 Add: Income tax expense 2,436 Interest expense, net 146 Depreciation and amortization 43 Certain items 3,052 Adjusted EBITDA1 attributable to Compassionate Care Hospice $ 26,942 Adjusted EBITDA is defined as net income before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items. 5